UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 13, 2013, Synta Pharmaceuticals Corp. (the “Company”) filed a certificate of amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the Company’s authorized shares of common stock from 100,000,000 to 200,000,000.  The certificate of amendment became effective upon filing.  A copy of the certificate of amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders on June 13, 2013 (the “Annual Meeting”), at which a quorum was present, the stockholders of the Company voted on and approved the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2013 (the “Proxy Statement”): (1) to elect Safi R. Bahcall, Ph.D. and Bruce Kovner as Class III directors to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2016, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal (“Proposal 1”); (2) to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the Company’s authorized shares of common stock from 100,000,000 to 200,000,000 (“Proposal 2”); (3) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (“Proposal 3”); (4) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 4”); and (5) to approve, on an advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers every year (“Proposal 5”).

The tabulation of votes with respect to the proposals was as follows:

Proposal 1 – Election of Directors:

	For	Withheld	Broker Non-Votes
Safi R. Bahcall, Ph.D.	46,088,942	73,398	15,559,550
Bruce Kovner	45,926,472	235,868	15,559,550

Proposal 2 – Amendment of the Company’s Restated Certificate of Incorporation:

For	Against	Abstain
59,380,579	2,296,189	45,122

Proposal 3 – Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain
61,621,364	15,314	85,212

Proposal 4 – Advisory Vote on Approval of Executive Compensation:

For	Against	Abstain	Broker Non-Votes
45,915,795	203,448	43,097	15,559,550

Proposal 5 – Advisory Vote on Approval of the Frequency of Holding an Advisory Vote on the Compensation of Named Executive Officers:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
42,248,975	879,835	3,019,116	14,414	15,559,550

Consistent with the recommendation of the board of directors in the Proxy Statement and the stockholder votes at the Annual Meeting, the board of directors has determined to hold a non-binding, advisory vote on the compensation of our named executive officers every year until the earlier of (i) the next required vote on the frequency of such advisory vote, which is currently expected to be held at our 2019 annual meeting of stockholders; or (ii) such date that the board of directors decides to hold the next stockholder advisory vote on the frequency of such advisory votes.

Item 9.01                   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Synta Pharmaceuticals Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: June 17, 2013	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer